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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                   May 8, 2000

                               QLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    0-23298                   33-0537669
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

26650 Laguna Hills Drive, Aliso Viejo, CA                           92656
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 389-6000

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                            Exhibit Index on Page 4


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ITEM 5. - OTHER EVENTS.

         On May 8, 2000, QLogic Corporation, a Delaware corporation ("QLogic"), announced that it entered into an Agreement and Plan of Merger, dated as of May 8, 2000 (the "Merger Agreement"), by and between QLogic and Ancor Communications, Incorporated, a Minnesota corporation ("Ancor"), pursuant to which a wholly-owned subsidiary of QLogic will merge with and into Ancor, with Ancor surviving as a wholly-owned subsidiary of QLogic (the "Merger"). As more specifically set forth in the Merger Agreement, each issued and outstanding share of Ancor's common stock, par value $.01 per share (the "Ancor Common Stock") will be converted into 0.5275 validly issued, fully paid and nonassessable share of common stock of QLogic, par value $.001 per share (the "QLogic Common Stock"). The merger is expected to be treated as a reorganization for federal income tax purposes and to be accounted for as a pooling of interests. The Merger is subject to certain regulatory approvals, approval by the shareholders of Ancor of the Merger Agreement, and approval by the stockholders of QLogic of (1) the Merger Agreement and (2) the issuance of QLogic Common Stock to holders of Ancor Common Stock pursuant to the Merger Agreement. Copies of the Merger Agreement and the press release announcing the Merger Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively.

         In connection with the execution of the Merger Agreement, QLogic and Ancor entered into a Stock Option Agreement (the "Option Agreement"), pursuant to which Ancor granted QLogic an option to acquire shares of Ancor's common stock representing up to 19.9% of Ancor's issued and outstanding shares under certain circumstances described in the Option Agreement. Certain shareholders of Ancor entered into a Voting Agreement (the "Voting Agreement") with QLogic, pursuant to which such shareholders agreed to vote their shares of Ancor common stock in favor of the approval of the Merger Agreement. Copies of the Option Agreement and the Voting Agreement are attached hereto as Exhibits 99.2 and 99.3, respectively.

         In connection with the execution of the Merger Agreement, certain of the executive officers of Ancor will receive payments pursuant to the merger that are considered to be "parachute payments" under the Internal Revenue Code of 1986, and Ancor will pay excise taxes on behalf of the executive officers in connection with such parachute payments.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, and the press release describing the Merger, the Option Agreement and the Voting Agreement, which are hereby incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.

              EXHIBIT NUMBER                      DESCRIPTION
              --------------                      -----------

                   2.1 Agreement and Plan of Merger, dated as of May 8, 2000, by and between QLogic Corporation and Ancor Communications, Incorporated.

                   99.1            Press Release dated May 8, 2000.

                   99.2 Stock Option Agreement, dated as of May 8, 2000, by and between QLogic Corporation and Ancor Communications, Incorporated.

                   99.3 Voting Agreement, dated as of May 8, 2000, by and between QLogic Corporation and Ancor Communications, Incorporated.

                   99.4 Resolutions of the Board of Directors of Ancor Communications, Incorporated, regarding excise tax provisions.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               QLOGIC CORPORATION

May 11, 2000                   /s/ Thomas R. Anderson
                               ------------------------------
                               Thomas R. Anderson
                               Vice President-Finance, Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                        SEQUENTIAL PAGE
NUMBER                         DESCRIPTION                          NUMBER
------                         -----------                     ---------------

  2.1 Agreement and Plan of Merger, dated as of May 8, 2000, by and between QLogic Corporation and Ancor Communications,
        Incorporated.

  99.1  Press Release dated May 8, 2000.

  99.2 Stock Option Agreement, dated as of May 8, 2000, by and between QLogic Corporation and Ancor Communications,
        Incorporated.

  99.3 Voting Agreement, dated as of May 8, 2000, by and between QLogic Corporation and Ancor Communications, Incorporated.

  99.4  Resolutions of the Board of Directors of Ancor
        Communications, Incorporated, regarding excise tax procedures.


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